UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

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                                    Form 8-K

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                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date Of Report (Date Of Earliest Event Reported):  September 27, 2010

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                               PURESPECTRUM, INC.
             (Exact Name of Registrant as Specified in its Charter)

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                       Commission File Number: 333-148158

           Delaware                                              41-2233202
(State or Other Jurisdiction Of                               (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)

                          7391 Hodgson Memorial Drive
                            Savannah, Georgia 31406
          (Address of Principal Executive Offices, Including Zip Code)

                                  912-351-4523
              (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act 17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory of Certain Officers.

     On September 27, 2010, William R. Norton resigned as the Company's interim chief executive officer.

     On October 6, 2010, the following individuals tendered their resignations as directors of the Company:

          -  Robert E. James, II,

          -  David Michael Conner

          -  Frank A. Slotin

          -  William G. Garlen

          -  Peter W. Krull

     Concurrent with the resignation of the Company's then existing board members, Gregory Clements, the Company's chief financial officer, was named as our interim chief executive officer and appointed to the Company's Board of Directors. Mr. Clements currently serves as the Company's sole officer and director.

     Prior to joining PureSpectrum, from 2008 through 2009, Mr. Clements served as the chief financial officer and vice president of operations for Comdoc
Business Systems, Inc.   From 2007 to 2008, he served as chief financial officer
for Savannah Tire and Rubber Co., Inc. and from 2003 through 2007, he served as regional vice president of finance for Encompass Electrical Technologies, Inc. Mr. Clement has proven ability to convert and automate accounting systems. He is also knowledgeable with corporate turnarounds and reorganizations.


                                  Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PureSpectrum, Inc.

Date: October 14, 2010                     By:   /S/ Gregory K. Clements
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                                                 Name: Gregory K. Clements
                                                 Title: Chief Executive Officer